Mosaic Equity Trust

Investors Fund
Balanced Fund
Mid-Cap Growth Fund
Foresight Fund

Semi-Annual Report
June 30, 1999 (unaudited)

Mosaic Funds

Mosaic Equity Trust
Management's Discussion of Fund Performance
June 30, 1999

Period in Review

The first half of 1999 was another positive period for major market indices, with the Standard and Poor's 500 advancing 12.39% through June 30, 1999 and the Dow Jones Industrial Average advancing 20.48%. As suggested by the disparity in these two measures of market performance, this was not a market tide which lifted all ships equally. Once again, larger stocks tended to do better than mid-sized stocks, which in turn did better than small stocks. However, this trend was much less pronounced than in past periods, largely due to a reversal of fortunes for smaller issues in the month of April.

All of the four Mosaic Equity Trust funds posted positive returns for the six-month period, with Investors advancing 10.10%, Balanced up 5.96%, Foresight up 1.42% while the smaller stocks in Mid-Cap Growth gained 1.26%. Our discipline in seeking reasonably valued, steady growth stocks kept us away from the hottest segments of the market in the first quarter of the year: certain high-priced, but favored technology and Internet stocks which exceeded our valuation parameters. The funds also had minimal exposure to the market leaders of the second quarter: cyclicals, which as their name implies, have fortunes that rise and fall with economic conditions. These fluctuations typically keep them from meeting our steady growth criteria. It is this price and consistency consciousness which underpins our risk management and which keeps us away from the most speculative issues, such as Internet stocks, some of which lost close to half their value during the first half of 1999.

Over the past year we've made numerous observations on the narrowness of the market. In other words, markets in which a few large stocks make disproportionate advances, leading the indices ahead at a far faster clip than the average stock. This was once again true for the first part of the period, but became less a factor over the latter part of the six month period covered by this report.

Much of this shift in market temperament can be explained by changing views of the overall economy. Many observers expected to see signs of an economic slowdown early in 1999, but instead, as 1999 unfolded, domestic and global economies(showed signs of faster growth. This, in turn, led to fears of inflation, the specter of Federal Reserve rate hikes and subsequent higher interest rates. In anticipation of these trends, rates continued to rise throughout the quarter, reaching the 6% territory as measured by 10-year Treasuries. This robust economic environment helped trigger the market rotation to cyclicals. As a group, these companies typically show higher earnings when commodity prices and the economy are on an upswing. High priced stocks, such as technology issues with exorbitant Price/Earnings ratios, are typically soft in a rising interest rate environment, and suffered accordingly during this past quarter. Many of the stocks that the hottest funds and managers have been relying upon (and which have not been among Mosaic's holdings) turned south over the last half of the period, including negative returns from AOL, Dell and Pfizer.

Mosaic Investors Fund

TOP TEN HOLDINGS

                                             % of net assets

Bristol Myers Squibb              5.11%
MGIC Inveytment Corp.         5.10%
Computer Sciences                  5.02%
Wells Fargo Co                          5.01%
Johnson & Johnson                  4.70%
Pepsico, Inc.                              4.64%
Federal Home Loan                  4.60%
Kroger Company                      4.10%
BMC Software                          4.02%
Intel Corp.                                  3.98%

Fund-at-a-Glance

Objective: Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.

Net Assets: $32.6 million

Date of Inception: November 1, 1978

Ticker: MINVX

Total Return 12/31/98–6/30/99: 10.10%

Mosaic Balanced Fund

TOP TEN HOLDINGS

                                                                         % of net assets

Top Five Stock Holdings (58.6% of total assets in stocks)

Computer Sciences Corp                                               3.49%
Bristol Myers Squibb                                                   3.47%
MGIC Investment Corp.                                               3.47%
Johnson & Johnson                                                       3.34%
Federal Home Loan Mortgage                                      3.13%

Top Five Fixed Income Holdings

US Treasury Notes 6.25%, 4/30/01                                  3.93%
Federal National Mortgage Assoc. 6.00%, 5/15/08     2.17%
US Treasury Notes 5.25%, 1/31/01                                  1.95%
GMAC 5.875%, 1/31/03                                                       1.64%
Associates Corp 6%, 4/30/03                                            1.63%

Fund-at-a-Glance

Objective: Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and bonds.

Net Assets: $25.6 million

Date of Inception: December 18,1986

Ticker: BHBFX

Total Return 12/31/98–6/30/99: 5.96%

Mosaic Mid-Cap Growth

TOP TEN HOLDINGS

                                                             % of net assets

MGIC                                                           5.2%
Computer Sciences Corporation              5.1%
Telephone & Data Systems                      4.8%
Kroger                                                           4.7%
American Power Conversion                  4.5%
Office Max                                                   4.4%
US Cellular Corp.                                      4.2%
Regions Financial                                      4.2%
BMC Software                                            4.1%
Summit Bancorp                                          4.1%

Fund-at-a-Glance

Objective: Mosaic Mid-Cap Growth seeks long-term capital appreciation through the investment in small-to-mid sized growth companies.

Net Assets: $9.1 million

Date of Inception: July 21, 1983

Ticker: GTSGX

Total Return 12/31/98–6/30/99: 1.26%

Mosaic Foresight

Top Five Stock Holdings

(24.9% of total assets in stocks)

                                             % of net assets

Associates First Cap.          4.8%
Marshall & Ilsley                  4.0%
Tommy Hilfiger                      3.5%
MBIA Inc.                              3.0%
Officemax, Inc.                      2.8%

Fund-at-a-Glance

Objective: Mosaic Foresight seeks long-term capital appreciation through investments in large growth companies while pursuing capital preservation through active management of market exposure.

Net Assets: $3.8 million

Date of Inception: December 31, 1997

Ticker: GEWWX

Total Return 12/31/98–6/30/99: 1.42%

Interview with lead equity manager Jay Sekelsky

Q. Can you describe the performance of the funds in light of the overall market?

A. Over the past years I feel we've done a good job in balancing the risk and rewards in our equity funds. This is reflected in the 5-Star Morningstar rating we hold for Investors for three years and a 4-Star rating for Balanced for the same period. Only the top 10% of funds among all domestic equity funds receive 5 Stars.* Over the past six months our funds have underperformed the major indices--only slightly in the case of Investors. In light of the types of stocks that have been leading the market, this is perfectly understandable. We simply have little exposure, due to our investment style, to the hottest technology companies or industrial cyclicals.

Q. Did you make any significant changes in holdings since December 31, 1998?

A. Probably the most significant shift came in the wake of the technology sell off which occurred in April and May. We took advantage of the dropping prices of many quality companies. We added printer-maker Lexmark, a holding in Mid-Cap Growth, to Investors and Balanced, as the company's size entered the border between a mid-sized and large-sized company. We also added a familiar name to many: computer chip maker Intel. This bell-weather technology stock became attractive as it dropped some 30% from its yearly high of 71 into the low 50s.

Q. What holdings were the strongest contributors to fund performance?

A. We had strong results from quite a few different companies. Nike, a holding in Investors and Balanced, was up close to 50% for the period. Another consumer name, Dayton Hudson, owner of the Target store chain, had strong double-digit returns for the period. Our investment in MediaOne Group, one of top cable TV companies in the country, was rewarded with a 50% gain. In Mid-Cap Growth we had a boost from clothing designer Tommy Hilfiger, which was up about 25%, and telephone and internet provider TDS, up more than 50%.

Q. What holdings were the largest constraints on performance?

A. Our biggest disappointment for the period was computer maker Compaq. Despite its established position of sales leadership, the company announced disappointing earnings and a cloudy business future. The company is no longer owned by any Mosaic funds. In general, our defensive consumer holdings, which had major run-ups at the end of 1998, showed price weakness, although no significant business difficulties. Supermarket chains Safeway and Kroger and drugstore operator CVS were all down for the period. We still have great faith in their businesses and expect that they will reward our patience. In Mid-Cap we saw technology disappointments in Cadence Systems, which we still hold and Network Associates, which we sold.

Q. What is your outlook for the remainder of 1999?

A. We think that the economy will reach its long-anticipated slowdown by the end of the year. We expect to see the Federal Reserve raise rates once or twice. Once these raises have been digested, we expect interest rates to settle back down to lower levels. In this environment we should see investors gravitate towards some of the more defensive names in our portfolios, such as the supermarkets and Freddie Mac. Still, with our technology holdings we feel confident in our ability to participate in the sort of growth-oriented economy that has been evident so far this year.

*Of course, past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 in the category of domestic equity. These ratings may change monthly and are calculated from the funds' 3-year, 5-year and 10-year average annual returns in excess of 90-day treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Mosaic Investors received 5 stars for three years, 4 stars for 5 years and 3 stars for 10 years, and a 4-star overall rating. Mosaic Balanced received 4-stars for three years, 3 stars for 5 years, 3 stars for 10 years and 3 stars overall. The 3-year rating is among 2,545 funds, 5-year among 1,462 funds and 10-year rating among 707 funds. 10% of the funds in an investment category receive 5 stars; the next 22.5% receive four stars and the next 35% receive 3 stars.

Investors Fund

Portfolio of Investments – June 30, 1999 (unaudited)

                                                                                                              Number
                                                                                                                  of
                                                                                                              Shares      Value

COMMON STOCKS: 97.41% of net assets

CAPITAL GOODS: 4.16%

Tyco International, LTD                                                                   14,325      $ 1,357,294

CAPITAL GOODS - MANUFACTURING: 2.53%

US Industries, Inc.                                                                               48,550          825,350

CONSUMER CYCLICALS: 5.30%

Dayton Hudson Corporation                                                             11,850          770,250

Nike, Inc                                                                                                15,150          959,184

CONSUMER SERVICES - TELECOMMUNICATIONS: 3.12%

MCI Woldcom, Inc.*                                                                           11,800      1,017,750

CONSUMER STAPLES - BROADCAST MEDIA: 3.24%

Mediaone Group, Inc.*                                                                       14,225      1,057,984

CONSUMER STAPLES - FOOD & BEVERAGE: 11.49%

Heinz Company                                                                                   21,350      1,070,169

Nabisco Holdings Corporation                                                           26,900      1,163,425

PepsiCo, Inc.                                                                                            39,150      1,514,616

CONSUMER STAPLES - RETAIL: 11.59%

CVS Corporation                                                                                   24,350      1,235,762

Kroger Company                                                                                   48,000      1,341,000

Safeway, Inc.*                                                                                       24,350      1,205,325

FINANCIAL - BANKS: 8.34%

National City Corporation                                                                   16,550      1,084,025

Wells Fargo & Company                                                                     38,300      1,637,325

FINANCIAL - INSURANCE: 5.10%

MGIC Investment Corporation                                                           34,225      1,664,191

FINANCIAL - SERVICES: 11.18%

American Express Company                                                                 6,825          888,103

Associates First Capital Corporation                                               28,350          1,256,259

Freddie Mac                                                                                            25,915          1,503,070

HEALTHCARE: 12.68%

Abbot Laboratories                                                                               20,450          $ 930,475

Bristol Myers Squibb Company                                                           23,700          1,669,369

Johnson & Johnson                                                                               15,675          1,536,150

TECHNOLOGY: 18.68%

BMC Software, Inc.*                                                                               24,325          1,313,550

Computer Sciences Corporation*                                                           23,675          1,638,014

Hewlett-Packard Company                                                                       8,850              889,425

Intel Corporation                                                                                       21,850          1,300,075

Lexmark International *                                                                           14,440              953,943

TOTAL COMMON STOCKS (Cost $24,264,398)                                                   $31,782,083

SHORT TERM INVESTMENTS: 2.54% of net assets

REPURCHASE AGREEMENT:

With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/99 at 4.7%, due 7/1/99, collateralized by $844,772 in United States Treasury Bonds due 2/15/20. Proceeds at maturity are $828,108.

(Cost $828,000)                                                                                                                    $ 828,000

TOTAL INVESTMENTS

(Cost $25,092,398)                                                                                                            $32,610,083

CASH AND RECEIVABLES LESS LIABILITIES: 0.05% of net assets                      $ 11,862

NET ASSETS: 100%                                                                                                        $32,621,945

*Non-income producing

Balanced Fund

Portfolio of Investments – June 30, 1999 (unaudited)                                                                                                                 Number
                                                                                                                  of
                                                                                                              Shares      Value

COMMON STOCKS: 67.06% of net assets

CAPITAL GOODS: 2.87%

Tyco International, LTD                                                                   7,750      $ 734,312

CAPITAL GOODS - MANUFACTURING: 1.77%

US Industries, Inc.                                                                            26,700      453,900

CONSUMER CYCLICALS: 4.60%

Dayton Hudson Corporation                                                           10,100      656,500

Nike, Incorporated                                                                               8,250      522,328

CONSUMER SERVICES - TELECOMMUNICATIONS: 2.21%

MCI Woldcom, Inc.*                                                                           6,550      564,937

CONSUMER STAPLES - BROADCAST MEDIA: 2.25%

Mediaone Group, Inc.*                                                                       7,750      576,406

CONSUMER STAPLES - FOOD & BEVERAGE: 7.87%

Heinz Company                                                                                   11,900      596,488

Nabisco Holdings Corporation                                                       14,450      624,963

PepsiCo, Inc.                                                                                       20,500      793,094

CONSUMER STAPLES - RETAIL: 7.98%

CVS Corporation                                                                               12,800      649,600

Kroger Company                                                                               27,200      759,900

Safeway, Inc.*                                                                                   12,800      633,600

FINANCIAL - BANKS: 5.44%

National City Corporation                                                                   9,200      602,600

Wells Fargo & Company                                                                   18,500      790,875

FINANCIAL - INSURANCE: 3.46%

MGIC Investment Corporation                                                           18,225      886,191

FINANCIAL - SERVICES: 7.55%

American Express Company                                                                   3,625      471,703

Associates First Capital Corporation                                                   14,950      662,472

Federal Home Loan Mortgage                                                               13,790      799,820

HEALTHCARE: 8.37%

Abbot Laboratories                                                                                   8,850      402,675

Bristol Myers Squibb Company                                                               12,600      887,513

Johnson & Johnson                                                                                   8,700      852,600

TECHNOLOGY: 12.69%

BMC Software,Inc.*                                                                                   13,275      716,850

Computer Sciences Corporation*                                                               12,900      892,519

Hewlett-Packard Company                                                                           4,200      422,100

Intel Corporation                                                                                            11,730      697,935

Lexmark International Group, Inc.*                                                               7,880      520,572

TOTAL COMMON STOCKS

(Cost $13,272,059)                                                                                                         $17,172,453

                                                                                                          Principal
                                                                                                          Amount          Value

DEBT INSTRUMENTS: 29.58% of net assets

Corporate Obligations: 18.80%

AT&T Corporation, 5.625, 3/15/04                                               350,000          $ 339,500

Associates Corp of North America, 6, 4/15/03                          425,000              418,094

Walt Disney Company, Senior Notes, 6.375, 3/30/01              355,000              357,219

Ford Motor Credit Company, 7.75, 3/15/05                              325,000              340,437

Gap, Inc., 6.9, 9/15/07                                                                   345,000              350,606

General Motors Acceptance Corporation, 5.875, 1/22/03     430,000              420,325

Tommy Hilfiger USA, Inc., 6.5, 6/1/03                                      340,000              328,525

International Lease Finance Corporation, 8.375, 12/15/04      315,000              334,687

Kohls Corporation, 6.7, 2/1/06                                                       280,000          273,700

Merrill Lynch & Company, Inc., 7, 1/15/07                              300,000              300,000

Morgan Stanley Dean Witter & Co., 6.375, 8/1/02                  355,000              354,556

Motorola, Inc., 5.8, 10/15/08                                                       430,000              400,975

Seagate Technology, Inc., Senior Notes, 7.37, 3/1/07             275,000              259,531

Xerox Corporation, 5.5, 11/15/03                                               345,000              334,219

US Agency Obligations: 3.06%

Fannie Mae Notes, 6, 5/15/08                                                     570,000              554,690

Fannie Mae Notes, 6.375, 6/15/09                                               230,000              229,236

US Treasury Obligations: 7.72%

US Treasury Notes, 6.25, 8/31/02                                               170,000              172,608

US Treasury Notes, 6.25, 5/31/00                                               300,000              302,574

US Treasury Notes, 5.25, 1/31/01                                               500,000              498,775

US Treasury Notes, 6.25, 4/30/01                                               990,000          1,003,019

TOTAL DEBT INSTRUMENTS

(Cost $7,741,034)                                                                                                $ 7,573,276

TOTAL INVESTMENT SECURITIES                                                           $24,745,729

SHORT TERM INVESTMENTS: 2.84% of net assets

REPURCHASE AGREEMENT

With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/99 at 4.7%, due 7/1/99, collateralized by $741,726 in United States Treasury Bonds due 2/15/20. Proceeds at maturity are $727,095. (Cost $727,000)

                                                                                                                                   $ 727,000

TOTAL INVESTMENTS (Cost $21,740,093)                                                   $25,472,729

CASH AND RECEIVABLES

LESS LIABILITIES: .52% of net assets                                                               $ 129,415

NET ASSETS: 100%                                                                                            $25,602,144

*Non-income producing

Mid-Cap Growth Fund

Portfolio of Investments – June 30, 1999 (unaudited)

                                                                                                             Number
                                                                                                                  of
                                                                                                              Shares      Value

COMMON STOCKS: 90.75% of net assets

CAPITAL GOODS - ELECTRICAL EQUIPMENT: 4.48%

American Power Conversion Corporation*                              20,500          $ 411,922

CAPITAL GOODS - MANUFACTURING: 3.08%

US Industries, Inc.                                                                           16,650           283,050

CONSUMER CYCLICALS: 12.56%

Tommy Hilfiger Corporation*                                                       3,850              282,975

Callaway Golf Company                                                               12,750              186,469

Nike, Inc                                                                                            4,350              275,409

Officemax, Inc.*                                                                           34,100                  409,200

CONSUMER SERVICES - TELECOMMUNICATIONS: 8.98%

Telephone & Data Systems, Inc.*                                               6,000              438,375

US Cellular Corporation                                                                   7,230              386,805

CONSUMER STAPLES: 2.78%

Rogers Communication, Inc.*                                                       15,805              255,843

CONSUMER STAPLES - RETAIL: 4.74%

Kroger Company                                                                               15,600          435,825

FINANCIALS - BANKS: 12.26%

Regions Financial Corporation                                                       10,000              384,375

Southtrust Corporation                                                                       9,525          365,522

Summit Bancorp                                                                                   9,000          376,313

FINANCIALS - INSURANCE: 9.15%

MBIA, Inc.                                                                                            5,575              360,981

MGIC Investment Corporation                                                           9,875          480,172

FINANCIALS - SERVICES: 3.67%

Finova Group, Inc.                                                                               6,400              336,800

HEALTHCARE: 3.45%

Dentsply International, Inc.                                                               10,940          $ 316,576

INDUSTRIAL: 3.74%

Martin Marietta Materials, Inc.                                                           5,825          343,675

TECHNOLOGY: 19.65%

BMC Software, Inc.*                                                                           6,975          376,432

Cadence Design Systems, Inc.*                                                       13,550          172,762

Computer Sciences Corporation*                                                       6,800          470,475

Fiserv, Inc.*                                                                                            6,725          210,787

Lexmark International Group, Inc.*                                                   4,140          273,499

Sterling Commerce, Inc.*                                                                   8,260          301,490

TRANSPORTATION: 2.21%

Expiditors International of Washington, Inc.                                  7,450          203,013

TOTAL COMMON STOCKS

(Cost $7,721,818)                                                                                                    $8,338,745

SHORT TERM INVESTMENTS: 15.27% of net assets

REPURCHASE AGREEMENT

With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/99 at 4.7%, due 7/1/99, collateralized by $1,431,419 in United States Treasury Bonds due 2/15/20. Proceeds at maturity are $1,403,183.

(Cost $1,403,000)                                                                                                        $1,403,000

TOTAL INVESTMENTS (Cost $9,124,818)                                                          $ 9,741,745

CASH AND RECEIVABLES LESS LIABILITIES: (6.02%) of net assets          $ (552,832)

NET ASSETS: 100%                                                                                                    $ 9,188,913

*Non-income producing

Foresight Fund

Portfolio of Investments – June 30, 1999 (unaudited)

                                                                                                             Number
                                                                                                                  of
                                                                                                              Shares      Value

COMMON STOCKS: 20.62% of net assets

CONSUMER CYCLICALS: 6.35%

Tommy Hilfiger Corporation*                                                       1,500          $ 110,250

Officemax, Inc.*                                                                               7,500              90,000

FINANCIALS - INSURANCE: 5.40%

MBIA, Inc.                                                                                       1,500              97,125

MGIC Investment Corporation                                                   1,500                  72,938

FINANCIAL - BANKS: 4.09%

Marshall & Ilsley Corporation                                                   2,000                  128,750

FINANCIAL- SERVICES: 4.78%

Associates First Capital Corporation                                      3,400                  150,662

TOTAL COMMON STOCKS

(Cost $448,265)                                                                                                    $ 649,725

Principal

Amount Value

US GOVERNMENT AGENCY

OBLIGATIONS: 75.72% of net assets

Freddie Mac Discount Notes, 5.03%, 8/3/99                                  500,000 $ 497,694

Freddie Mac Discount Notes, 4.79%, 9/2/99                                      500,000 495,580

Fannie Mae Discount Notes, 4.67%, 7/20/99                                      500,000 498,768

Fannie Mae Discount Notes, 4.78%, 8/26/99                                      500,000 496,282

Federal Farm Credit Discount Notes, 5%, 8/19/99                              400,000 397,278

TOTAL US GOVERNMENT AGENCY OBLIGATIONS

(Cost $2,385,831)                                                                                                    $2,385,602

REPURCHASE AGREEMENT: 3.65% of net assets

With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/99 at 4.7%, due 7/1/99, collateralized by $117,329 in United States Treasury Bonds due 2/15/20. Proceeds at maturity are $115,015. (Cost $115,000)

                                                                                                                                       $ 115,000

TOTAL INVESTMENTS

(Cost $2,949,096)                                                                                                        $ 3,150,327

CASH AND RECEIVABLES LESS LIABILITIES: 0.01% of net assets                    $ (404)

NET ASSETS: 100%                                                                                                    $ 3,150,731

*Non-income producing

Statements of Assets and Liabilities

June 30, 1999 (unaudited)

                                    Mid-Cap
Investors  Balanced Growth Foresight
Fund         Fund          Fund     Fund

ASSETS

Investments, at value (Note 1 and 2)

Investment securites                      $31,782,083 $24,745,729 $ 8,338,745 $ 3,032,507

Repurchase agreements                          828,000      727,000     1,403,000      117,820

Total investments                              32,610,083    25,472,729    9,741,745  3,150,327

Cash 145 985 586 89

Receivables

Dividends and interest                          20,070          128,852              8,887              315

Capital shares sold                                      550              5,088              10,357              --

Total assets                                      32,630,848      25,607,654     9,761,575      3,150,731

LIABILITIES

Payables

Investment securities purchased              --                      --          572,475                  --

Dividends                                                       (3)              5,399                  (2)                  --

Capital shares redeemed                          8,906                  111              189                  --

Total liabilities                                          8,903              5,510          572,662                  --

NET ASSETS (Note 6)                  $32,621,945 $25,602,144     $9,188,913     $3,150,731

CAPITAL SHARES OUTSTANDING 1,221,436 1,188,929     1,038,784          259,910

NET ASSET VALUE PER SHARE     $26.71              $21.53              $8.85              $12.12

Statements of Operations

For the six month period ended June 30, 1999 (unaudited)

                                                                                                                                                   Mid-Cap
                                                                                          Investors Fund Balanced Fund Growth Fund Foresight Fund

INVESTMENT INCOME (Note 1)

Interest income                                                                   $ 138,372         $ 258,246              $ 16,775          $ 57,857

Dividend income                                                                       38,199              73,807                  32,769              1,866

Other income                                                                                   --                      256                          --                    --

Total investment income                                                       176,571              332,309                  49,544          59,723

EXPENSES (Notes 3 and 5)

Investment advisory fees                                                   112,500                  90,936                  34,263          11,610

Transfer agent, administrative, registration and
professional fees                                                                       60,000                  54,561                  22,845              7,740

Total expenses                                                                           172,500              145,497                  57,108             19,350

NET INVESTMENT INCOME (LOSS)                                      4,071              186,812                      (7,564)          40,373

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS

Net realized gain on investments                                          2,942,032              1,297,779                  709,135          56,134

Change in net unrealized appreciation of investments          94,222                  (28,145)              (656,984)          (50,996)

NET GAIN ON INVESTMENTS                                          3,036,254                  1,269,634                  52,151              5,138

TOTAL INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                           $3,040,325                  $1,456,446          $ 44,587              $ 45,511

Statements of Changes in Net Assets

For the period indicated

         Investors Fund                  Balanced Fund

         Six Months     Year Ended   Six Months     Year Ended
         Ended June     December     Ended June     December
           30, 1999       31, 1998     30, 1999       31, 1998
         (unaudited)              (unaudited)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income          $     4,071    $    46,671    $   186,812   $   376,437
Net realized gain on investments 2,942,032      3,052,185      1,297,779     1,728,871
Net unrealized appreciation
   (depreciation) of investments    94,222      1,535,620        (28,145)      864,681

Total increase in net assets
   resulting from operations     3,040,325      4,634,476       1,456,446    2,969,989

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income             --         (46,454)       (186,812)    (376,307)
From net capital gains                 --      (2,505,125)           --     (1,761,206)

     Total distributions               --      (2,551,579)       (186,812)  (2,137,513)

CAPITAL SHARE TRANSACTIONS (Note 8) 53,856      2,242,938        (402,900)   6,500,315

TOTAL INCREASE IN NET ASSETS     3,094,181      4,325,835         866,734    7,332,791

NET ASSETS
Beginning of period            $29,527,764    $25,201,929     $24,735,410  $17,402,619

End of period                  $32,621,945    $29,527,764     $25,602,144  $24,735,410

                                    Mid-Cap Growth Fund          Foresight Fund
                               Six Months     Year Ended     Six Months     Year Ended
                               Ended June     December       Ended June     December
                               30, 1999       31, 1998       30, 1999       31, 1998

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)  $     (7,564)    $     (9,781)     $   40,373     $   59,250
Net realized gain on investments   709,135          574,775          56,134        127,562
Net unrealized appreciation
    (depreciation) of investments (656,984)         140,432         (50,996)       252,227

    Total increase (decrease) in
    net assets resulting from
    operations                      44,587          705,426          45,511        439,039

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income              --              --             --          (59,250)
From net capital gains                  --       (1,192,307)           --              --

     Total distributions                --       (1,192,307)           --          (59,250)

CAPITAL SHARE TRANSACTIONS (Note 8)(1,062,568)     (773,816)       (188,396)       999,699

TOTAL INCREASE (DECREASE) IN
    NET ASSETS                    (1,017,981)    (1,260,697)       (142,885)     1,379,488

NET ASSETS
Beginning of period            $10,206,894      $11,467,591      $3,293,616     $1,914,128

End of period                  $ 9,188,913      $10,206,894      $3,150,731     $3,293,616

Financial Highlights

Selected data for a share outstanding throughout each period indicated:

                                                                                                Ratio of
                     Net                                                               Ratio of net
       Net           realized &        Distri-                   Net           Net     expenses investment
Year   asset  Net    unrealized        butions                   asset         assets  to      income
ended  value  invest. gain  Total from from netDist.             value         end of  average (loss)        Port.
Dec.   begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average    turnover
31     period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets-11 rate-11

Investors Fund-2
1999-8 $24.26  $0.00  $2.45   $2.45     --         --     --      $26.71 20.2%-7 $32,622  1.125%-7 0.03%-7     31%
1998    22.37   0.04   4.13    4.17    $(0.04) $(2.24)  $(2.28)    24.26 18.66    29,528  1.16     0.17        85
1997-1  19.16   0.14   6.39    6.53     (0.14)-5(3.18)-5 (3.32)-5  22.37 34.84    25,202  1.15     0.49        78-6
1996    18.03   0.24   3.91    4.15     (0.25)  (4.01)   (4.26)    17.92 22.75    13,112  1.17     1.20        81
1995    15.84   0.42   3.45    3.87     (0.42)  (1.26)   (1.68)    18.03 24.63    11,860  1.17     2.44        58

Balanced Fund-3
1999-8 $20.47  $0.16  $0.97   $1.13    $(0.07)     --   $(0.07)   $21.53 11.92%-7 $25,602 1.17%-7  1.50%-7     23%
1998    19.48   0.37   2.56    2.93     (0.37) $(1.57)   (1.94)    20.47 15.15     24,735 1.20     1.83        94
1997-1  18.09   0.40   4.04    4.44     (0.41)-5(2.64)-5 (3.05)-5  19.48 25.49     17,403 1.35     1.80        78-6
1996    22.44   0.50   3.20    3.70     (0.50)  (3.61)   (4.11)    22.03 17.00     11,018 1.42     2.06        86
1995    20.16   0.75   3.53    4.28     (0.74)  (1.26)   (2.00)    22.44 21.51     10,857 1.36     3.36        66

Mid-Cap Growth Fund-4
1999-8   8.74 $(0.01) $0.12   $0.11     --        --       --      $8.85  2.52%-7 $ 9,189 1.22%-7  (0.16)%-7   27%
1998    $9.25  (0.01)  0.64    0.63     --     $(1.14)  $(1.14)     8.74  6.81     10,207 1.26     (0.09)      88
1997-9   9.88  (0.03)  1.91    1.88     --      (2.51)   (2.51)     9.25 26.06     11,468 1.27-7   (0.35)-7    80
1997-10 20.49  (0.02) (0.47)  (0.49)   $(0.02) (10.10)  (10.12)     9.88 (5.59)    10,964 1.62     (0.12)     127
1996-10 18.09   0.13   3.63    3.76     (0.12)  (1.24)   (1.36)    20.49 21.22     17,091 1.41      0.56       21
1995-10 21.11   0.15   0.19    0.34     (0.15)  (3.21)   (3.36)    18.09  2.27     31,590 1.30      0.76        4

Foresight Fund
1999-8 $11.95  $0.15  $0.02   $0.17     --        --       --     $12.12  2.84%-7 $3,151  1.22%-7   2.54%-7     5%
1998    10.46   0.22   1.49    1.71    $(0.22)    --    $(0.22)    11.95 16.36     3,294  1.30      2.59      185

(Formerly) Worldwide Growth Fund-4
1997-9  10.97  (0.01) (0.50)  (0.51)     --       --       --      10.46 (4.60)     1,914 2.41-7    0.05-7      2
1997-10  9.86   0.01   1.10    1.11      --       --       --      10.97 11.21      2,582 2.50      0.10       47
1996-10  8.50   0.04   1.39    1.43     (0.07)    --     (0.07)     9.86 16.88      3,116 2.38      0.43       78
1995-10 12.51   0.02  (2.48)  (2.46)    (0.03) $(1.52)   (1.55)     8.50 (22.20)    3,319 2.05      0.21       65

1 All data reflect share price adjustment due to fund merger on June 13, 1997. (See note 1).

2 Data prior to June 13, 1997 represents Bascom Hill Investors, Inc.

3 Data prior to June 13, 1997 represents Bascom Hill BALANCED Fund, Inc.

4 Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp.

5 Includes distribution attributable to net investment income and net realized gain from Mosaic Investors Fund and Mosaic Equity Income Fund. (See note 1).

6 For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.

7 Annualized.

8 For the six month period ended June 30, 1999.

9 For the nine month period ended December 31, 1997.

10 For the years ended March 31.

11 Had the Advisor not waived advisory fees, the Worldwide Growth Fund's ratios of expenses and net investment loss to average net assets would have been 2.92% and (0.56)%, respectively, for the nine month period ending December 13, 1997; 3.00% and (0.40)% for the year ended March 31, 1997; 2.97% and (0.17)%, respectively, for the year ended March 31, 1996; and 3.05% and (0.79)%, respectively, for the year ended March 31, 1995. Ratio of expenses to average net assets includes fees paid indirectly for the years ended March 31, 1996 and 1997.

Mosaic Equity Trust

Notes to Financial Statements

For the six-month period ended June 30, 1999 (unaudited)

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company act of 1940 as an open-end, diversified investment management company. The Trust offers shares in four separate portfolios which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued or may offer good management and significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the merger represents activity of the Bascom Hill Investors, Inc. and the Bascom Hill BALANCED Fund, Inc. The Mid-Cap Growth Fund is invested primarily in "mid-cap" companies that may offer rapid growth potential. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. Prior to January 1, 1998, the Foresight Fund had different investment policies and objectives and was called Worldwide Growth Fund: It's entire portfolio was liquidated prior to July 1, 1998.

Share Price Adjustment Due to Merger: On June 13, 1997, the Balanced Fund shares were adjusted pursuant to the merger as discussed above by approximately the following factors: adjustment to shares, 1.218; adjustment to net asset value per share, 0.821. Similarly, the Investors Fund shares were adjusted as follows: adjustment to shares, 0.935; adjustment to net asset value per share, 1.0699.

Fiscal Year and Accountants: Beginning April 1, 1997, the Trust's fiscal year changed to December 31 and the Trust changed its Independent Auditors to Deloitte & Touche LLP.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes. Short-term securities (maturing within 60 days) are valued at amortized cost which approximates market value. Securities with maturities in excess of 60 days are valued at market value.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's accumulated net investment income, if any, determined as gross investment income less accrued expenses, is declared as a regular dividend and distributed to shareholders at fiscal year end. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required. As of December 31, 1998, the Mid-Cap Growth and Foresight Funds had available for federal income tax purposes unused capital loss carryovers of $133,830, expiring December 31, 2006, and $283,947, expiring December 31, 2003, respectively.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each of the Investors, Balanced, Mid-Cap Growth and Foresight Funds; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Trustees approved a permanent reduction in the fee payable with respect to the Foresight Fund from 1.00% to 0.75% effective January 1, 1998.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of June 30, 1999:

                                             Investors Fund     Balanced Fund     Mid-Cap Growth Fund      Foresight Fund

Aggregate Cost                          $25,092,398          $21,740,093                  $ 9,124,818             $ 2,949,096

Gross unrealized appreciation $ 7,959,176          $ 4,125,389                  $ 1,333,134                  $ 201,460

Gross unrealized depreciation (441,491)                  (392,753)                  (716,207)                          (229)

Net unrealized appreciation $ 7,517,685              $ 3,732,636                  $ 616,927                      $ 201,231

5. Other Expenses. All expenses and support services are provided by the Advisor under Services Agreement for fees based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Growth Fund and Foresight Fund.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6. Net Assets. At June 30, 1999, net assets included the following:

                                                                             Investors Fund     Balanced Fund     Mid-Cap Growth Fund      Foresight Fund

Net paid in capital on shares of beneficial interest $21,309,452          $20,149,830          $ 8,004,245              $ 3,136,940

Undistributed net investment income (loss)                      4,071                      --                      (7,562)                      40,373

Accumulated net realized gains (losses)                      3,790,737              1,719,678              575,303                  (227,813)

Net unrealized appreciation on investments              7,517,685              3,732,636              616,927                      201,231

Total Net Assets                                                       $32,621,945     $25,602,144         $ 9,188,913              $ 3,150,731

7. Investment Transactions. Purchases and sales of securities other than short-term securities for the six months ended June 30, 1999 were as follows:

                                        Investors Fund     Balanced Fund     Mid-Cap Growth Fund      Foresight Fund

Purchases                          $11,555,709              $6,211,154                  $2,604,453                      $169,811

Sales                                      9,749,711              5,720,634                      3,643,504                          345,949

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                                                                                     Investors Fund                                     Balanced Fund
                                                                         Six Months Ended Year Ended     Six Month Ended Year Ended
                                                                         6/30/1999                 12/ 31/1998        6/30/1999               12/31/1998

In Dollars

Shares sold                                                       $10,835,228              $14,539,477          $ 1,229,208          $ 8,104,834

Shares issued in reinvestment of dividends              --                      2,455,089              175,230              2,018,298

Total shares issued                                          10,835,228                 16,994,566              1,404,438          10,123,132

Shares redeemed                                               (10,781,372)              (14,751,628)          (1,807,338)          (3,622,817)

Net increase (decrease)                                          $ 53,856             $ 2,242,938              $ (402,900)      $ 6,500,315

In Shares

Shares sold                                                               436,599                     622,680                      58,967              395,961

Shares issued in reinvestment of dividends              --                      101,199                          8,344              98,882

Total shares issued                                               436,599                      723,879                          67,311          494,843

Shares redeemed                                                   (432,290)                  (633,406)                      (86,785)          (179,717)

Net increase (decrease)                                               4,309                      90,473                      (19,474)          315,126

                                                                                          Mid-Cap Growth Fund                      Foresight Fund
                                                                     Six Months Ended     Year Ended           Six Months Ended      Year Ended
                                                                             6/30/1999                  12/3/1998              6/30/1999                  12/31/1998

In Dollars

Shares sold                                                       $ 5,451,621                  $ 6,985,781             $ 275,828             $1,588,929

Shares issued in reinvestment of dividends          --                          1,151,393                      --                          57,264

Total shares issued                                          5,451,621                      8,137,174              275,828                      1,646,193

Shares redeemed                                               (6,514,189)                  (8,910,990)              (464,224)                  (646,494)

Net increase (decrease)                                  $(1,062,568)                  $ (773,816)         $ (188,396)                  $ 999,699

In Shares

Shares sold                                                           646,202                              747,858              23,190                      147,745

Shares issued in reinvestment of dividends          --                                  131,738                      --                          4,792

Total shares issued                                          646,202                                  879,596              23,190                      152,537

Shares redeemed                                               (774,911)                              (951,759)              (38,925)                   (59,858)

Net increase (decrease)                                   (128,709)                                (72,163)              (15,735)                      92,679

Telephone Numbers

Shareholder Service
Washington, DC area:             703 528-6500
Toll-free nationwide:             1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 888 336-3063

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Growth Fund
Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
Mosaic Tax-Free Arizona Fund
Mosaic Tax-Free Maryland Fund
Mosaic Tax-Free Missouri Fund
Mosaic Tax-Free Virginia Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money.

1655 Fort Myer Drive, 10th floor
Arlington, Virginia 22209-3108

http://www.mosaicfunds.com